                                                                   Exhibit 99.C1



                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Independent Auditors" in the Prospectus and to the use of our report dated November 8, 2002 in the Registration Statement (Form S-6 No. 333-84788 and 811-21057) of BLDRS Index Funds Trust.



                                               ERNST & YOUNG LLP

New York, New York
November 8, 2002